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                                                                    Exhibit 10.1

                                  $326,000,000

                         LSP Energy Limited Partnership
                       LSP Batesville Funding Corporation

     $150,000,000 7.164% Series A Senior Secured Bonds due January 15, 2014
       $176,000,000 8.160% Series B Senior Secured Bonds due July 15, 2025

                               PURCHASE AGREEMENT

                                                                    May 13, 1999

Credit Suisse First Boston Corporation
Scotia Capital Markets (USA) Inc.
TD Securities (USA) Inc.
     c/o Credit Suisse First Boston Corporation
     Eleven Madison Avenue
     New York, New York 10010-3629

      1. Introductory. LSP Energy Limited Partnership (the "Partnership"), a Delaware limited partnership, and LSP Batesville Funding Corporation (the "Funding Corporation" and, together with the Partnership, the "Issuers"), a Delaware corporation, propose, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation ("CSFBC"), Scotia Capital Markets (USA) Inc. ("Scotia") and TD Securities (USA) Inc. (together with CSFBC and Scotia, the initial "Purchasers") $150,000,000 principal amount of their 7.164% Series A Senior Secured Bonds due 2014 (the "Series A Bonds") and $176,000,000 principal amount of their 8.160% Series B Senior Secured Bonds due 2025 (the "Series B Bonds" and, together with the Series A Bonds, the "Bonds") to be issued under a Trust Indenture (the "Indenture") dated as of the Closing Date (as defined below) among the Issuers and The Bank of New York, as Trustee. The United States Securities Act of 1933, as amended, is herein referred to as the "Securities Act." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Circular referred to below. Any reference to any "Project Document, " "Financing Document," or "Transaction Document" shall, notwithstanding the definitions thereof contained in the Preliminary Offering Circular, or
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anything to the contrary herein, be deemed to refer only to any such document which is, as of the date hereof, or will, as of the Closing Date (as defined herein) be, in effect.

      The Issuers hereby agree with the Purchasers as follows:

      2. Representations and Warranties of the Issuers. Each Issuer, as of the date hereof (unless otherwise indicated), represents and warrants as to itself to, and agrees as to itself with, the Purchasers that:

            (a) A preliminary offering circular dated May 4, 1999 (as it may be amended or supplemented, the "Preliminary Offering Circular") and an offering circular dated May 13, 1999 (as it may be amended or supplemented, the "Final Offering Circular" and, together with the Preliminary Offering Circular, the "Offering Circulars") relating to the Bonds to be offered by the Purchasers have been prepared by the Issuers. Each Offering Circular did not as of its date (and any amendment or supplement thereto will not as of its date) include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to any statement in or omission from the Offering Circulars based upon written information furnished to the Issuers by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

            (b) The Partnership has been duly formed and is an existing limited partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Final Offering Circular; and the Partnership is duly qualified to do business as a foreign limited partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification. All of the limited partnership interests in the Partnership are owned by LSP Batesville Holding, LLC ("Holding") and all of the general partnership interests in the Partnership are owned by LSP Energy, Inc. ("LSP Energy"), in each case free and clear of any claim, Lien, encumbrance or agreement other than Liens granted under the documents listed on Schedule I hereto and Permitted Liens. The Funding Corporation has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Final Offering Circular; and the


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Funding Corporation is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification. All of the issued and outstanding capital stock of the Funding Corporation is owned by Holding, free and clear of any claim, Lien, encumbrance or agreement other than Permitted Liens.

            (c) The Partnership (i) has not conducted any business other than the business contemplated by the Transaction Documents or described in the Final Offering Circular and activities incidental thereto, (ii) has no Indebtedness other than the Indebtedness under the Amended and Restated Bank Facility Credit Agreement, dated as of December 15, 1998 (the "Credit Agreement"), among the Partnership, the banks and other financial institutions party thereto and Credit Suisse First Boston as agent, and Permitted Indebtedness, and (iii) is not a party to or bound by any material contract other than the Transaction Documents to which it is a party. The Funding Corporation (i) has not conducted any business other than the business contemplated by the Transaction Documents or described in the Final Offering Circular and activities incidental thereto, (ii) has no Indebtedness or other material liabilities other than Permitted Indebtedness, and (iii) is not a party to or bound by any material contract other than the Transaction Documents to which it is a party. Each Issuer is currently conducting its business as described in the Final Offering Circular and in compliance with all Applicable Laws and Governmental Approvals, except where non-compliance would not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties or results of operations of such Issuer (a "Material Adverse Effect"). For purposes of this Agreement, (1) "Applicable Law" means any constitution, statute, law, rule, regulation, ordinance, judgment, order, decree or Government Approval, or any published directive, guideline, requirement or other governmental restriction which has the force of law, or any determination by, or interpretation of any of the foregoing by, any judicial authority, applicable to and/or binding on a given person or the Project, as the context may require, in each case as amended (including, without limitation, all Environmental Laws and any of the foregoing pertaining to land use or zoning restrictions) and (2) "Governmental Approval" means any consent, license, approval, registration, permit, sanction or other authorization of any nature which is required to be granted by any Governmental Authority (i) for the formation of the Partnership and the Funding Corporation,
(ii) for the enforceability of any Transaction Document and the making of any payments contemplated thereunder, (iii) for the construction, ownership, operation and maintenance of the Project and (iv) for all such other matters as may be necessary in connection with the Project or the performance of any person's obligations under any Transaction Document.


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            (d) Such Issuer has no subsidiaries.

            (e) Such Issuer has the power and authority necessary to execute and deliver this Agreement and each other Transaction Document to which it is a party and to perform its obligations hereunder and thereunder; this Agreement and the other Transaction Documents to which such Issuer is or on the Closing Date (as hereinafter defined) will be a party (other than the Bonds) have been or on the Closing Date will have been duly authorized, executed and delivered by such Issuer and constitute or on the Closing Date will constitute the legal, valid and binding obligation of such Issuer, subject to (x) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, (y) general principles of equity and (z) the unenforceability in certain circumstances under law or court decisions of provisions providing for indemnification or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; the execution, delivery and performance by such Issuer of this Agreement and the other Transaction Documents to which it is a party and its compliance with the provisions hereof and thereof will not conflict with, result in the creation or imposition (except as contemplated by the Financing Documents) of any Lien upon any asset which is material to the business or financial condition of such Issuer pursuant to the terms of, or constitute a breach of, or default under, the certificate of formation and partnership agreement or charter and bylaws, as the case may be, of such Issuer or any agreement, indenture (including, without limitation, the Indenture) or other instrument which is material to the business or financial condition of such Issuer or to which such Issuer is a party or by which such Issuer is bound or to which any asset which is material to the business or financial condition of such Issuer is subject, or any applicable law, order, rule, regulation, judgment or decree of any court or governmental agency having jurisdiction over such Issuer or any asset which is material to the business or financial condition of such Issuer; and no consent, authorization or order of, or filing or registration by or on behalf of such Issuer with, any Governmental Authority or other third party, or any other Governmental Approval, is required in connection with (x) the conduct by such Issuer of the business now conducted by it, (y) the issuance of the Bonds or (z) the execution, delivery and performance by such Issuer of this Agreement and the other Financing Documents to which such Issuer is a party, except (i) as required by applicable state securities laws, (ii) consents, authorizations, orders, filings, registrations or Governmental Approvals which have been (or will be on or prior to the Closing
Date) duly obtained or made, are (or will be on or prior to the Closing Date) validly issued and are (or will be on or prior to the Closing Date) in full force and effect, and the terms and


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conditions of which such Issuer is (or will be on or prior to the Closing Date)
in compliance, and (iii) consents, authorizations, orders, filings or Governmental Approvals that would not normally be obtained before the commencement of construction or the commencement of operation, as the case may be, or prior to the current stage of construction of the various facilities constituting the Project. Such Issuer has not received any notice of proceedings relating to the revocation or modification of any of the consents, authorizations, orders, filings, registrations or Governmental Approvals described in clause (ii) of the immediately preceding sentence.

            (f) When authorized, executed, authenticated, issued and delivered by the Issuers pursuant to this Agreement and the Indenture and paid for by the Purchasers pursuant to this Agreement on the Closing Date (as defined below), the Bonds will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of such Issuer, enforceable against such Issuer in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity.

            (g) Such Issuer is not in violation of its certificate of formation and partnership agreement or charter and bylaws, as the case may be. Such Issuer
(i) is not in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default by such Issuer, in the due performance and observance of any material term, representation, covenant or condition contained in any lease, license, indenture, mortgage, deed of trust, note, bank loan or other evidence of indebtedness or any other agreement, understanding or instrument to which such Issuer or any asset of such Issuer is bound, or (ii) is not in violation of any Applicable Law, ordinance, governmental rule or regulation or court decree to which it may be subject, except to the extent such default, event or violation would not reasonably be expected to have a Material Adverse Effect.

            (h) All of the Project Documents are in full force or effect. All conditions precedent to the obligations of the Partnership under the Project Documents have been satisfied other than any such conditions precedent that are not required by such Project Documents to have been satisfied as of the date hereof. To the knowledge of such Issuer, no Project Party party to any of the Project Documents is in default, event of default or breach, and no event has occurred which, with notice or the passage of time or both, would constitute a default, event of default or breach, under, or in the due performance and observance of, any material term, representation, covenant or condition contained in


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any Project Document. All conditions precedent to the obligations of each of the
Project Parties under any of the Project Documents have been satisfied, other than any such conditions precedent that are not required by such Project Documents to have been satisfied as of the date hereof. Such Issuer has not received any notice of any force majeure event under any of the Project
Documents which would reasonably be expected to have a Material Adverse Effect and such Issuer has no knowledge of any facts or circumstances currently existing which would enable any Project Party to declare that an event of force majeure has occurred that would reasonably be expected to have a Material
Adverse Effect.

            (i) The Independent Engineer's Report included in the Final Offering Circular sets forth all material Governmental Approvals that are required or will become required under applicable law for the construction or operation of the Project. The information set forth in such Independent Engineer's Report with respect to Governmental Approvals is true and correct in all material respects. Except as set forth in such Independent Engineer's Report, each material Governmental Approval that is required or will become required under current applicable law for the ownership, construction, financing or operation of the Project is (x) in full force and effect and is not subject to any appeals or further proceedings or to any unsatisfied condition that may allow modification or revocation or (y) of a type that is routinely granted on application and would not normally be obtained before commencement of construction or the commencement of operation, as the case may be, or prior to the current stage of construction of the various facilities constituting the Project. The Partnership is in compliance with all Governmental Approvals referred to in clause (x) of the immediately preceding sentence and has no reason to believe that any Governmental Approval of the type referred to in clause (y) of the immediately preceding sentence will not be obtained before it becomes necessary for the ownership, construction, financing or operation of the Project, except where non-compliance or a failure to obtain a Governmental Approval would not reasonably be expected to have a Material Adverse Effect.

            (j) Except as disclosed in the Final Offering Circular, such Issuer has good and marketable title to all real property and all other properties and assets owned by it, in each case free from Liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it, other than the Liens granted under the documents listed on Schedule I hereto and Permitted Liens; and except as disclosed in the Final Offering Circular, such Issuer holds any real or personal


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property leased by it under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

            (k) The Partnership (or its contractors or operators for the benefit of the Partnership) has, or will have prior to the Closing Date, the benefit of all rights necessary to construct, operate and maintain the Project in the manner contemplated by the Transaction Documents and described in the Final Offering Circular, other than those rights which will be provided pursuant to the Governmental Approvals referred to in clause (y) of paragraph (i) above.

            (l) No labor dispute with the employees of such Issuer, or with respect to persons employed in connection with the construction of the Project, exists or, to the knowledge of such Issuer, is imminent that would reasonably be expected to have a material adverse effect on either of the Issuers or the Project.

            (m) Such Issuer possesses, can acquire on reasonable terms or has the benefit of, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now conducted by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to such Issuer, would individually or in the aggregate have a material adverse effect on such Issuer.

            (n) Except as disclosed in the Final Offering Circular, such Issuer is not in violation of any Environmental Law, does not own or operate any real property contaminated with any substance that is subject to any Environmental Law, is not liable for any off-site disposal or contamination pursuant to any Environmental Law, and is not subject to any Environmental Claim, which would, individually or in the aggregate with all other such violations, contaminations, liabilities or Environmental Claims, reasonably be expected to have a material adverse effect on such Issuer; and such Issuer is not aware of any pending investigation which might lead to an Environmental Claim that would reasonably be expected to have a Material Adverse Effect. For the purposes of this Agreement, (1) "Environmental Law" means any and all Applicable Laws (as well as obligations, duties and requirements relating thereto under common law) relating to: (i) noise, emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, hazardous or toxic materials or wastes, materials containing hazardous or toxic materials or wastes into ambient air, surface water, groudwater, watercourses,


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publicly or privately-owned treatment works, drains, sewer systems, wetlands, septic systems or onto land surface or subsurface strata; (ii) the use, treatment, storage, disposal, handling, manufacture, processing, distribution, transportation or handling of hazardous or toxic materials or wastes, materials containing hazardous or toxic materials or wastes, (or of equipment or apparatus containing hazardous or toxic materials or wastes); or (iii) pollution or the protection of human health, the environment or natural resources and (2) "Environmental Claim(s)" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law, including, without limitation, (i) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions seeking damages pursuant to any applicable Environmental Law, and (ii) by any third party seeking damages, contribution, indemnification, cost, recovery, compensation or injunctive relief resulting from hazardous materials or alleged injury or threat of injury to health, safety or the environment.

            (o) Except as disclosed in the Final Offering Circular, there are no pending actions, suits or proceedings against or affecting such Issuer or any of its properties that, if determined adversely to such Issuer, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of such Issuer to perform its obligations under this Agreement or the other Transaction Documents; and no such actions, suits or proceedings are, to such Issuer's knowledge, threatened.

            (p) The financial statements included in the Final Offering Circular present fairly, in all material respects, the financial position of such Issuer as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

            (q) Except as disclosed in the Final Offering Circular, since the date of the latest audited financial statements included in the Final Offering Circular there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of such Issuer, and, except as disclosed in or contemplated by the Final Offering Circular, there has been no dividend or distribution of any kind declared, paid or made by such Issuer on any class of such Issuer's partnership interests or capital stock, as the case may be.


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            (r) To the knowledge of such Issuer, KPMG LLP, whose report appears in the Final Offering Circular, is and was, during the period covered by its report, independent with respect to such Issuer within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations thereunder.

            (s) To the knowledge of such Issuer, R.W. Beck, Inc. (the "Independent Engineer"), whose reports (the "Independent Engineer's Reports") appear in the Offering Circulars and who will be required to deliver the certificate referred to in Section 6(l) hereof was, as of the date of each of such reports, and is, as of the date hereof, "independent." For purposes of this
Section 2(s), the Independent Engineer shall be considered independent if from the date which was six months prior to the date of the Final Offering Circular, neither the Independent Engineer nor any Member thereof (i) had, or was committed to acquire, any direct financial interest or material indirect financial interest in either of the Issuers or any affiliate thereof (other than the purchase of any public securities acquired by the Independent Engineer or any Member thereof) or (ii) was, or will be connected as, a promoter, underwriter, voting trustee, director, officer or employee of either of the Issuers or any affiliate thereof. "Member" shall mean (A) all partners, shareholders and other principals of the Independent Engineer, (B) any professional employee involved in providing any professional service to either of the Issuers or any affiliate thereof and (C) any professional employee having managerial responsibilities and located in an office of the Independent Engineer which will participate in a significant portion of the services to be performed thereby in connection with the Project.

            (t) To the knowledge of such Issuer, C.C. Pace Consulting, L.L.C. (the "Independent Electricity Market and Fuel Consultant"), whose reports (the "Independent Electricity Market and Fuel Consultants Reports") appear in the Offering Circulars and who will be required to deliver the certificate referred to in Section 6(m) hereof was, as of the date of each of such reports, and is, as of the date hereof, "independent." For purposes of this Section 2(t), the Independent Electricity Market and Fuel Consultant shall be considered independent if from the date which was six months prior to the date of the Final Offering Circular, neither the Independent Electricity Market and Fuel Consultant nor any Member thereof (i) had, or was committed to acquire, any direct financial interest or material indirect financial interest in either of the Issuers or any affiliate thereof (other than the purchase of any public securities acquired by the Independent Electricity Market and Fuel Consultant or any Member thereof) or (ii) was, or will be connected as, a promoter,


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underwriter, voting trustee, director, officer or employee of either of the
Issuers or any affiliate thereof. "Member" shall mean (A) all partners, shareholders and other principals of the Independent Electricity Market and Fuel Consultant, (B) any professional employee involved in providing any professional service to either of the Issuers or any affiliate thereof and (C) any professional employee having managerial responsibilities and located in an office of the Independent Electricity Market and Fuel Consultant which will participate in a significant portion of the services to be performed thereby in connection with the Project.

            (u) The Senior Security Documents create, as security for the Senior Secured Obligations, valid and enforceable security interests in and Liens on all of the Collateral, in favor of the Collateral Agent, subject to no Liens other than Permitted Liens. Upon satisfaction of the conditions precedent described in Section 6(q), such security interests in and Liens on the Collateral shall be superior to and prior to the rights of all third parties (except third parties holding Permitted Liens) and no further recordings or filings are or will be required in connection with the creation or perfection of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law. The Deed of Trust is or, on the Closing Date, will be in appropriate form for recording as a mortgage of real estate and for filing as a fixture filing financing statement to protect, preserve and perfect the Liens and security interests created or to be created by the Deed of Trust. The UCC- 1 financing statements describing the Collateral and naming the Collateral Agent as secured party (the "Financing Statements") will on the Closing Date be in appropriate form for filing (including the description of the Collateral set forth therein) in each office and in each jurisdiction where required to perfect the Lien and security interest described above. For purposes of this Agreement, (1) "Senior Security Documents" means, collectively, the Deed of Trust, the security agreements to be entered into by the Partnership and the Funding Corporation in favor of the Collateral Agent and to be dated as of the Closing Date, the pledge agreements to be entered into by Holding and LSP Energy for the benefit of the Collateral Agent and to be dated as of the Closing Date, and the Securities Accounts Control Agreement, (2) "Deed of Trust" means the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing to be entered into by the Partnership for the benefit of the Collateral Agent and to be dated as of the Closing Date and (3) "Securities Accounts Control Agreement" means the securities accounts control agreement to be entered into by the Partnership and to be dated as of the Closing Date.


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            (v) On the Closing Date, such Issuer will own all of the Collateral pledged by it under the Senior Security Documents free and clear of any Liens other than Permitted Liens.

            (w) The Partnership carries, or will as of the Closing Date carry, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and which is consistent with the requirements of the Transaction Documents.

            (x) The factual information provided by such Issuer to the Independent Engineer and the Independent Electricity Market and Fuel Consultant in the preparation of their reports set forth at Annex B and Annex C, respectively, to the Final Offering Circular (which factual information is referenced in such reports) was provided in good faith and is accurate in all material respects. Such Issuer believes that the financial projections included in the Independent Engineer's Report were prepared in good faith and, taking into account the assumptions underlying such financial projections set forth in the Independent Engineer's Report, are reasonable and attainable.

            (y) Such Issuer is not an open-end investment company, unit investment trust or face amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and such Issuer is not, and after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Final Offering Circular will not be, an "investment company" as defined in the Investment Company Act.

            (z) The Project is an "Eligible Facility" and the Partnership is an "Exempt Wholesale Generator," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"). The Partnership is subject to regulation under the Federal Power Act of 1920, as amended. Such Issuer will not, solely as a result of its participation in the transactions contemplated by the Transaction Documents and the Partnership's ownership, use or operation of the Project, be subject to regulation by any Governmental Authority as a "public utility," an "electric utility," an "electric utility holding company," a "public utility holding company," a "holding company," or an "electrical corporation" or a subsidiary of any of the foregoing under PUHCA or under state laws and regulations respecting the rates or the financial or organizational regulation of electric utilities.


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            (aa) (i) All tax returns, declarations of estimated tax and tax reports (collectively, the "Tax Returns") required to be filed on or before (after consideration of any allowable extensions of time to file) the Closing Date with respect to all federal, state or local income, gross receipts, severance, property, productions, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties (collectively, the "Taxes"), by such Issuer have been duly filed,
(ii) all Taxes due on the Tax Returns referred to in clause (i) immediately above that are required to be paid or withheld by such Issuer have been paid or withheld in full, (iii) all deficiencies asserted or assessments made against such Issuer with respect to Tax Returns of such Issuer as a result of an examination of such Tax Returns referred to in clause (i) above have been paid in full, (iv) no issues that have been raised with respect to any Taxes due and payable by such Issuer by the relevant taxing authority in connection with an examination of Tax Returns of such Issuer are currently pending and (v) no waivers of statutes of limitations have been given or requested by or with respect to any Taxes due and payable by such Issuer.

            (bb) Such Issuer is not a "party in interest" or a "disqualified person" (within the meaning of Section 4975 of the Internal Revenue Code) with respect to any "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended).

            (cc) The proceeds from the sale of the Bonds will be utilized by the Issuers as described under the section of the Offering Circular entitled "Use of Proceeds."

            (dd) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Bonds are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

            (ee) Assuming that (i) the representations and warranties made by the Purchasers herein are true, (ii) the Purchasers comply with their covenants and agreements set forth herein and (iii) the Bonds are offered and sold in the manner contemplated by the Final Offering Circular, (x) the offer and sale of the Bonds in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder and (y) it is not necessary to


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qualify an indenture in respect of the Bonds under the United States Trust
Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (ff) Neither of the Issuers nor any of their affiliates, nor any person acting on any of such persons' behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Bonds or any security of the same class or series as the Bonds or (ii) has offered or will offer or sell the Bonds (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Issuers, their affiliates and any person acting on any of such persons' behalf (other than the Purchasers as to which the Issuers make no representation) have complied and will comply with the offering restrictions requirement of Regulation S. The Issuers have not entered and will not enter into any contractual arrangement with respect to the distribution of the Bonds except for this Agreement.

            (gg) The proceeds to the Issuers from the offering of the Bonds will not be used in a manner which would violate or be inconsistent with the provisions of Regulations T, U or X of the Federal Reserve Board.

            (hh) For Federal income tax purposes, the Partnership is a partnership and not an association taxable as a corporation. Neither the execution and delivery by the Partnership of the Transaction Documents nor the consummation of any of the transactions contemplated thereby shall adversely affect such status.

      3. Purchase, Sale and Delivery of the Bonds. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuers agree to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Issuers, at a purchase price of 99.50% of the principal amount thereof of the Series A Bonds and of 99.50% of the principal amount thereof of the Series B Bonds, in each case plus accrued interest from May 21, 1999 to the Closing Date (as hereinafter defined), the respective principal amounts of the Bonds set forth opposite the names of the several Purchasers in Schedule III hereto.

      The Issuers will deliver against payment of the purchase price the Bonds to be purchased by the Purchasers and to be offered and sold by the Purchaser in reliance on Regulation S (the "Regulation S Bonds") in the form of one or more global Bonds in registered form without interest coupons (the "Regulation S Global Bonds") which will be deposited with the Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Cedelbank and registered in the name of Cede & Co., as nominee for DTC. The Issuers will deliver against payment of the purchase price the Bonds to be purchased by the Purchasers hereunder and to be offered and sold by the Purchaser in reliance on Rule 144A under the Securities Act (the "144A Securities") in the form of one or more permanent global Bonds in registered form without interest coupons (the "Restricted Global Bonds") which will be deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Bonds and the Restricted Global Bonds shall be assigned separate CUSIP numbers. The Restricted Global Bonds shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Final Offering Circular. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Bonds, interests in the Regulation S Global Bonds may only be held by the DTC participants for Euroclear and Cedelbank. Interests in any permanent global Bonds will be held only in book-entry form through Euroclear, Cedelbank or DTC, as the case may be, except in the limited circumstances described in the Final Offering Circular.

      Payment for the Regulation S Bonds and the 144A Bonds shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFBC on May 21, 1999, or at such other time not later than seven full business days thereafter as CSFBC and the Issuers determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Bonds representing all of the Regulation S Bonds for the respective accounts of the DTC participants for Euroclear and Cedelbank and (ii) the Restricted Global Bonds representing all of the 144A Bonds. The Regulation S Global Bonds and the Restricted Global Bonds will be made available for checking at the office of Skadden, Arps, Slate, Meagher & Flom LLP at 919 Third Avenue, New York, New York 10022 at least 24 hours prior to the Closing Date.

      Notwithstanding the foregoing, any Bonds sold to Institutional Accredited Investors (as hereinafter defined) pursuant to Section 4(c) shall be issued in definitive, fully registered form and shall the legend relating thereto set forth under "Transfer Restrictions" in the Offering Circular, but shall be paid for in the same manner as any Bonds to be purchased by the Purchaser hereunder and to be offered and sold by it in reliance on Rule 144A under the Securities Act.

      4. Representations by Purchasers; Resale by Purchasers. Each Purchaser severally represents, warrants and agrees with the Issuers as follows:

            (a) Each Purchaser severally represents and warrants to the Issuers that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

            (b) Each Purchaser severally acknowledges that the Bonds have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser represents and agrees that it has offered and sold the Bonds, and will offer and sell the Bonds, (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Securities Act, Rule 144A under the Securities Act ("Rule 144A") or to a limited number of Institutional Accredited Investors in accordance with subsection (c). Accordingly, each Purchaser severally represents and agrees that, neither it nor any of its affiliates, nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts with respect to the Bonds, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Bonds, other than a sale pursuant to Rule 144A or a sale to an Institutional Accredited Investor in accordance with subsection (c), such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Bonds from it during the restricted period a confirmation or notice to substantially the following effect:

      "The Bonds covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or

      Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

Terms used in this subsection (b) have the meanings given to them by Regulation
S.

            (c) Each Purchaser may offer and sell Bonds in definitive, fully registered form to a limited number of institutions, each of which is reasonably believed by such Purchaser to be an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1),
(2) or (3) under the Securities Act (each an "Institutional Accredited Investor"), provided that each such Institutional Accredited Investor executes and delivers to such Purchaser and the Issuers, prior to the consummation of any sale of Bonds to such Institutional Accredited Investor, a Purchaser's Letter in substantially the form attached to the Offering Circular as Annex E (a "Purchaser's Letter").

            (d) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Bonds except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Issuers.

            (e) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Bonds in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Bonds, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Bonds has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

            (f) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of Bonds will not offer or sell any Bonds to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments

(as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Bonds in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Bonds to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

            (g) Each Purchaser severally agrees that it and each of its affiliates will not offer, sell or deliver any of the Bonds in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Bonds in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

      5. Certain Agreements of the Issuers. The Issuers agree, jointly and severally, with the Purchaser that:

            (a) The Issuers will advise CSFBC promptly of any proposal to amend or supplement the Offering Circulars and will not, unless such amendment or supplementation is necessary to comply with the following sentence, effect such amendment or supplementation without the consent of CSFBC. If, at any time prior to the earlier of the completion of the initial resale of the Bonds (other than such portion of the Bonds being purchased by CSFBC for its own account which it does not resell on the Closing Date) by the Purchasers and the registration of the Bonds (or exchange bonds in respect thereof) with the Securities and Exchange Commission (the "Commission"), any event occurs as a result of which the Final Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuers promptly will notify CSFBC of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such misstatement or omission. Neither CSFBC's consent to, nor any Purchaser's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (b) The Issuers will furnish to the Purchasers copies of the Offering Circulars and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Issuers will furnish to the Purchasers on the Closing Date a certificate of an officer of the Partnership certifying that attached thereto is a copy of the Final Offering Circular.

            (c) The Issuers will arrange for the qualification of the Bonds for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as the Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Bonds by the Purchaser, provided that neither of the Issuers will be required to qualify as a foreign limited partnership or foreign corporation, as the case may be, or to file a general consent to service of process or subject itself to taxation in any such state.

            (d) During the period of five years hereafter, the Issuers will furnish to the Purchaser (i) as soon as practicable after the end of each fiscal year, a copy of their annual audited financial statements, and (ii) from time to time, such other information concerning the Issuers as the Purchaser may reasonably request, including, without limitation, account balance statements, construction progress reports and calculations of historical debt service coverage ratios.

            (e) During the period of two years after the Closing Date, the Issuers will, upon request, furnish to the Purchaser and any holders of Bonds a copy of the restrictions on transfer applicable to the Bonds.

            (f) During the period of two years after the Closing Date (or such lesser period as the Commission may specify for the unrestricted resale of Bonds which constitute "restricted securities" under Rule 144), the Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Bonds that have been reacquired by any of them which constitute "restricted securities" under Rule 144.

            (g) During the period of two years after the Closing Date, but only for so long as the sale of the Bonds is reliant upon the exception afforded by Rule 144A, neither of the Issuers will be or become an open-end investment company, unit investment trust or face amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

            (h) The Issuers will pay all expenses incidental to the performance of their obligations under this Agreement and the other Financing Documents, including (i) the fees and expenses of the Trustee, Collateral Agent, Administrative Agent and Intercreditor Agent and their respective professional advisors; (ii) the reasonable fees and expenses of counsel for the Purchasers and the fees and expenses of the Purchasers' other advisors and consultants;
(iii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Bonds, the preparation and printing of this Agreement, the Bonds, the other Financing Documents, the Offering Circulars and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Bonds; (iv) the cost of any advertising approved by the Issuers in connection with the issue of the Bonds;
(v) any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Bonds for sale under the laws of such jurisdictions in the United States and Canada as the Purchasers designate and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Bonds; and (vii) expenses incurred in distributing the Offering Circulars (including any amendments and supplements thereto) to the Purchasers. The Issuers will also pay or reimburse the Purchasers (to the extent incurred by them) for all travel expenses of the Purchasers and the Issuers' officers and employees and any other expenses of the Purchasers and the Issuers in connection with attending or hosting meetings with prospective purchasers of the Bonds from the Purchasers.

            (i) In connection with the offering, until the earlier of three months from the date of the Final Offering Circular and such time as CSFBC shall have notified the Issuers of the completion of the initial resale of the Bonds, neither the Issuers nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Bonds or attempt to induce any person to purchase any Bonds; and neither of the Issuers nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Bonds.

            (j) For a period of sixty days after the date hereof, the Issuers will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United

States dollar-denominated debt securities issued or guaranteed by the Issuers and having a maturity of more than one year from the date of issue. The Issuers will not, at any time while the sale of the Bonds is reliant upon the exception afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Bonds.

      6. Conditions to the Obligation of the Purchaser. The obligation of the Purchasers to purchase and pay for the Bonds will be subject to the following conditions precedent, any of which may be waived by the Purchasers:

            (a) The Purchaser shall have received a letter, dated the date of this Agreement, of KPMG LLP in form and substance satisfactory to the Purchaser concerning the financial information with respect to the Issuers set forth in the Final Offering Circular.

            (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Issuers which is material and adverse and, in the judgment of CSFBC, makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Bonds; (ii) any downgrading in the rating of any debt securities of the Issuers by any of Moody's and S&P, or any public announcement that any such rating agency has under surveillance or review its rating of any debt securities of the Issuers (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuers on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Bonds.

            (c) On or prior to the Closing Date, (i) all Project Documents shall have been fully executed and delivered in a manner satisfactory to the Purchaser by each of the parties thereto, (ii) all Financing Documents shall have been fully executed, delivered, recorded and filed, as appropriate, in a manner satisfactory to the Purchaser, (iii) no provisions of the Transaction Documents shall have been amended, waived or otherwise modified since the date hereof in a manner that would reasonably be expected to have a Material Adverse Effect, and
(iv) each of the Project Documents and Financing Documents shall be in full force and effect on the Closing Date. As of the Closing Date, all conditions precedent to any party's obligations under the Project Documents shall have been satisfied if the date by which such obligations must be satisfied shall have occurred, no event of force majeure under any Project Document shall have occurred which has had or would reasonably be expected to have a Material Adverse Effect, and no default or event of default under or breach by any person of any of its obligations under any Project Document shall have occurred which has had or would reasonably be expected to have a Material Adverse Effect.

            (d) Each of the Project Parties specified on Schedule II hereto shall have delivered to CSFBC a consent, dated on or before the Closing Date, consenting to the assignment to the Collateral Agent of the Partnership's rights under the Project Documents to which such Project Party is a party, in each case in form and substance acceptable to CSFBC.

            (e) The Purchasers shall have received an opinion in form and substance satisfactory to them and their counsel, dated the Closing Date, of Latham & Watkins, special counsel for the Issuers.

            (f) The Purchaser shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the validity of the Bonds, the Final Offering Circular, the exemption from registration for the offer and sale of the Bonds by the Issuers to the Purchaser as contemplated hereby and other related matters as the Purchaser may require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (g) The Purchasers shall have received an opinion, in form and substance satisfactory to them and their counsel, dated the Closing Date, of Butler, Snow, O'Mara, Stevens & Cannada, PLLC, special Mississippi counsel for the Issuers.

            (h) The Purchasers shall have received an opinion, in form and substance satisfactory to them and their counsel, dated the Closing Date, of Phelps Dunbar L.L.P., special Mississippi counsel for the Purchaser.

            (i) The Purchaser shall have received an opinion, in form and substance satisfactory to them and their counsel, dated the Closing Date, of Emmet, Marvin & Martin, LLP, counsel for the Trustee, the Collateral Agent, the Administrative Agent and the Intercreditor Agent.

            (j) (i) The representations and warranties of each Issuer contained herein and in each other Transaction Document to which such Issuer is a party as of the date hereof shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except with respect to those representations and warranties made as of an earlier specified date, (ii) each Issuer shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date, except any non-compliance or failure to satisfy that would not reasonably be expected to have a Material Adverse Effect, and (iii) subsequent to the respective dates of the most recent financial statements in the Final Offering Circular, there shall have been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other) business, properties or results of operation of either of the Issuers, each of the matters set forth in clauses (i) through
(iii) immediately above as evidenced by a an officer's certificate of each Issuer, dated the Closing Date.

            (k) The Purchaser shall have received (i) a certificate of formation or certificate of incorporation, as the case may be, of each Issuer, Holding and LSP Energy as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than five days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Mississippi, each to be dated a date not more than five days prior to the Closing Date, and (ii) a certificate of the Secretary of each Issuer, Holding and LSP Energy certifying (A) the names and true signatures of the incumbent officers of such person authorized to sign the applicable Transaction Documents,
(B) the partnership agreement, bylaws or limited liability company operating agreement, as the case may be, of such Issuer, Holding and LSP Energy as in effect on the Closing Date, (C) the resolutions of such Issuer's, Holding's or LSP Energy's board of directors (or the equivalent thereof) approving and authorizing the execution, delivery and performance of the Transaction Documents executed by such person, and (D) that there have been no changes in the certificate of formation or certificate of incorporation, as the case may be, of such Issuer, Holding or LSP Energy since the date of the most recent certification thereof by the appropriate Secretary of State.

            (l) The Independent Engineer shall have consented to the references to it in the Offering Circulars and the use of the Independent Engineer's Report prepared by the Independent Engineer and contained in Annex B to the Offering Circulars; and since the date of the Independent Engineer's Report, no event affecting the Independent Engineer's Report or the matters referred to therein shall have occurred (A) which shall make untrue or incorrect, as of the Closing Date, any material information or material statement contained in the Independent Engineer's Report or in the Final Offering Circular relating to matters referred to in the Independent Engineer's Report, or (B) which shall not be reflected in the Independent Engineer's Report or the Final Offering Circular but should be reflected therein in order to make the statements and information contained in the Independent Engineer's Report, or in the Final Offering Circular relating to matters referred to in the Independent Engineer's Report, in light of the circumstances under which they were made, not misleading; all as evidenced by a certificate satisfactory to the Purchaser of an authorized officer of the Independent Engineer, dated the Closing Date.

            (m) The Independent Electricity Market and Fuel Consultant shall have consented to the references to it in the Offering Circulars and the use of the Independent Electricity Market and Fuel Consultant's Report prepared by the Independent Electricity Market and Fuel Consultant and contained in Annex C to the Offering Circulars; and since the date of the Independent Electricity Market and Fuel Consultant's Report, no event affecting the Independent Electricity Market and Fuel Consultant's Report or the matters referred to therein shall have occurred (A) which shall make untrue or incorrect, as of the Closing Date, any material information or material statement contained in the Independent Electricity Market and Fuel Consultant's Report or in the Final Offering Circular relating to matters referred to in the Independent Electricity Market and Fuel Consultant's Report, or (B) which shall not be reflected in the Independent Electricity Market and Fuel Consultant's Report or the Final Offering Circular but should be reflected therein in order to make the statements and information contained in the Independent Electricity Market and Fuel Consultant's Report, or in the Final Offering Circular relating to matters referred to in the Independent Electricity Market and Fuel Consultant's Report, in light of the circumstances under which they were made, not misleading; all as evidenced by a certificate satisfactory to the Purchaser of an authorized officer of the Independent Electricity Market and Fuel Consultant, dated the Closing Date.

            (n) The Purchaser shall have received a letter, dated the Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

            (o) Subsequent to the execution and delivery of this Agreement, (i)
(A) S&P shall have delivered to the Issuers and the Purchasers a final rating letter setting forth a rating with respect to the Bonds of at least "BBB-", and
(B) Moody's shall have delivered to the Issuers and the Purchasers a final rating letter setting forth a rating with respect to the Bonds of at least "Baa3", (ii) neither of such organizations shall have announced that it has under surveillance or review, with possible negative implications, its rating of the Bonds, (iii) no downgrading shall have occurred in the rating accorded the debt securities of VEPCO or UtiliCorp by S&P or Moody's and (iv) neither S&P nor Moody's shall have announced that it has under surveillance or review, with possible negative implications, its rating of VEPCO or UtiliCorp.

            (p) On or prior to the Closing Date, the Deed of Trust shall have been delivered to First American Title Insurance Company (the "Title Company") for due recordation as a mortgage of real estate, and any required filings with respect to personal property and fixtures subject to the Liens of the Deed of Trust shall have been delivered to the Title Company for filing, in each place in which such recording or filing is required to protect, preserve and perfect each of the Liens created under the Deed of Trust as a valid and enforceable Lien on the real estate and as a valid and enforceable security interest in the personal property and fixtures covered or purported to be covered by the Deed of Trust, with the priority purported to be created thereby, in each case subject only to Permitted Liens, and except for such recordation or filing no further action shall be required to create, preserve or perfect such Liens and security interests. The Financing Statements shall have been delivered for filing, recordation and/or registration in each office and in each jurisdiction where required to create and perfect a valid and enforceable first priority security interest in the Collateral covered or purported to be covered by the Senior Security Documents. The Securities Account Control Agreement shall have been duly executed and delivered by each party thereto. All taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Deed of Trust and the Financing Statements shall have been paid. All certificates and other instruments evidencing the limited and general partnership interests in the Partnership, the shares of capital stock of the Funding Corporation and the shares of capital stock of LSP Energy shall have been delivered to the Collateral Agent together with instruments of transfer duly executed in blank. All Collateral shall be subject to no Liens other than Permitted Liens.

            (q) On or prior to the Closing Date, (i) the Bonds sold in reliance on Regulation S shall have been accepted for settlement through the facilities of Euroclear and Cedelbank, if applicable, and (ii) the Bonds sold in reliance on Rule 144A shall have been accepted for settlement through the facilities of DTC.

            (r) On or prior to the Closing Date, each Issuer shall have furnished to the Purchaser evidence satisfactory to the Purchaser of the irrevocable appointment of CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, as agent for service of process under this Agreement and the other Financing Documents.

            (s) On the Closing Date, the Partnership shall furnish to the Purchaser a certificate stating (i) that there has been no material change in the construction budget for the Project since the date hereof and (ii) that the information contained in the Final Offering Circular under the caption "Estimated Sources and Uses of Funds" is true, correct and complete in all material respects as of the Closing Date.

            (t) All insurance policies required by the Transaction Documents to be obtained by the Partnership shall have been purchased and shall be in full force and effect, and the Partnership shall have provided to the Purchaser evidence thereof reasonably satisfactory to the Purchasers.

            (u) On or prior to the Closing Date, the Partnership shall have delivered to the Purchasers a title policy in the aggregate amount of $148,610,000 insuring the Deed of Trust, which title policy shall be satisfactory in form and substance to the Purchasers and its counsel.

            (v) The Purchasers shall have received an officer's certificate of the Partnership to the effect that the summary descriptions contained in the Final Offering

Circular of the Bonds, the Indenture and the other Transaction Documents conform in all material respects to such documents.

            (w) The Purchasers shall have received, in form and substance satisfactory to the Purchasers, copies of such further opinions, certificates, letters and documents as the Purchasers reasonably request.

      7. Indemnification and Contribution.

            (a) The Issuers, jointly and severally, will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Issuers contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuers by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below and (ii) with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Offering Circular, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold the Bonds concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Bonds to such person, a copy of the Final Offering Circular if the Issuers had previously furnished copies thereof to such Purchaser.

            (b) Each Purchaser will severally and not jointly indemnify and hold harmless each Issuer, its directors and officers and each person, if any, who controls such Issuer within the meaning of Section 15 the Securities Act, against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by any Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Purchaser consists of the following information in each Offering Circular: the third paragraph, the sixth paragraph, the second sentence of the seventh paragraph, the ninth paragraph and the last paragraph under the caption "PLAN OF DISTRIBUTION."

            (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent (which consent shall not be unreasonably withheld), or by a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party as provided herein from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of the any indemnified party.

            (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchaser on the other from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchaser from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Bonds purchased by it were resold exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            (e) The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchaser under this Section shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act.

      8. Default by Purchasers. If any Purchaser or Purchasers default in its or their obligations to purchase Bonds hereunder and the aggregate principal amount of Bonds that such defaulting Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Bonds, CSFBC (if it is not a defaulting Purchaser) or any remaining Purchaser (if CSFBC is a defaulting Purchaser) may make arrangements satisfactory to the Issuers for the purchase of such Bonds by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated to purchase the Bonds that such defaulting Purchaser or Purchasers agreed but failed to purchase. If any Purchaser or Purchasers defaults in its or their obligations to purchase the Bonds hereunder and the aggregate principal amount of Bonds with respect to which such default occurs exceeds 10% of the total principal amount of Bonds and arrangements satisfactory to CSFBC (if it is not a defaulting Purchaser) or any remaining Purchaser (if CSFBC is a defaulting Purchaser) and the Issuers for the purchase of such Bonds by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Purchasers or the Issuers, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

      9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuers or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Bonds. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Bonds by the Purchasers is not consummated, the Issuers and the Purchasers shall remain responsible for their respective obligations pursuant to
Section 7. If the purchase of the Bonds by the Purchasers is not consummated, the Issuers will, subject to the proviso to this sentence, reimburse the Purchasers for all of their out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Bonds; provided, however that the Issuers will not be required to so reimburse the Purchasers if the purchase of the Bonds by the Purchasers is not consummated because of any of the following reasons: (i) the termination of this Agreement pursuant to Section 8; or (ii) the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(b).

      10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers c/o CSFBC at Eleven Madison Avenue, New York, NY 10010-3629,
Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Issuers, will be mailed, delivered or telegraphed and confirmed to them at c/o LS Power Management, LLC, Two Tower Center, 20th Floor, East Brunswick, NJ 08816, Attention: General Counsel.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

      12. Representation of Purchasers. CSFBC will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by CSFBC will be binding upon all the Purchasers.

      13. Joint and Several Obligations. The obligations of the Issuers hereunder are joint and several.

      14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws. Each Issuer hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each Issuer irrevocably appoints CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to such Issuer, by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon such Issuer in any such suit or proceeding. Each Issuer further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

      16. Limited Recourse. No recourse shall be had for any claim based on any obligation, covenant or agreement under this Agreement to (i) any assets or properties of any partner, shareholder or other owner (direct or indirect) of either Issuer (other than their respective interests in the Collateral) or (ii) any affiliate of either Issuer (other than the Issuers themselves), or any partner, shareholder, or other owner (direct or indirect), officer, employee, or director, past, present or future, of any of them or of either Issuer or of any predecessor or successor of any of them, and no judgment for any deficiency upon the obligations of either Issuer arising from any claim based on any obligation, covenant or agreement under this Agreement shall be obtainable by any Purchaser against any such person or entity, provided, however, that nothing contained in this Section 16 shall be construed to release either Issuer from any of its obligations hereunder.

      If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Issuers and the Purchasers in accordance with its terms.

                                    Very truly yours,

                                    LSP ENERGY LIMITED PARTNERSHIP

                                    By: LSP Energy, Inc.,
                                        its general partner

                                        By: /s/ Frank Hardenbergh
                                            -----------------------------
                                            Name:  Frank Hardenberg
                                            Title: Senior Vice President
                                                   and Secretary


                                    LSP BATESVILLE FUNDING CORPORATION

                                    By: /s/ Frank Hardenbergh
                                        -----------------------------
                                        Name:  Frank Hardenberg
                                        Title: Senior Vice President
                                               and Secretary


The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
SCOTIA CAPITAL MARKETS (USA) INC.
TD SECURITIES (USA) INC.

By: CREDIT SUISSE FIRST BOSTON CORPORATION

    By: _________________________
        Name:
        Title:

                                   SCHEDULE I

                             EXISTING LIEN DOCUMENTS

1. Amended and Restated Pledge and Security Agreement (LSP Energy Limited Partnership Limited Partnership Interests), dated as of December 15, 1998, between LSP Batesville Holding, LLC and Credit Suisse First Boston as collateral agent.

2. Amended and Restated Pledge and Security Agreement (LSP Energy Limited Partnership General Partnership Interests), dated as of December 15, 1998, between LSP Energy, Inc. and Credit Suisse First Boston as collateral agent.

3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of August 28, 1998, by the Partnership, as Trustor, to James W. O'Mara, as Trustee, for the benefit of Credit Suisse First Boston as administrative agent and collateral agent, as Beneficiary.

4. Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of December 15, 1998, by the Partnership, as Trustor, to James W. O'Mara, as Trustee, for the benefit of Credit Suisse First Boston as administrative agent collateral agent, as Beneficiary.

5. Amended and Restated Security Agreement, dated as of December 15, 1998, between the Partnership and Credit Suisse First Boston as collateral agent.

                                   SCHEDULE II

                   PROJECT PARTIES THAT MUST DELIVER CONSENTS

Virginia Power
Aquila
Entergy
TVA
ANR
Tennessee Gas
BVZ Power Partners - Batesville
Black & Veatch
Westinghouse
Cogentrix Batesville Operations
Robinson Mechanical Contractors, Inc.
Lauren Constructors, Inc.
North American Transformer
Siemens Power Transmission & Distribution, LLC
Big Warrior Corporation
Garney Companies, Inc.

                                  SCHEDULE III

                                   PURCHASERS

                                                       Principal Amount of

Purchaser                                        Series A Bonds   Series B Bonds
---------                                        --------------   --------------

Credit Suisse First Boston Corporation .......    $139,200,000     $163,328,000

Scotia Capital Markets (USA) Inc. ............       5,400,000        6,336,000

TD Securities (USA) Inc. .....................       5,400,000        6,336,000
                                                  ------------     ------------

         Total ...............................    $150,000,000     $176,000,000
                                                  ============     ============